Debt (FY)	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
6.DEBT
Credit Facility
On October 17, 2014 (the “Closing Date”), the Company entered into the Credit Facility with the Lenders, pursuant to which the Lenders agreed, subject to certain conditions, to make term loans totaling up to $10.0 million available to the Company. The first $5.0 million term loan was funded on the Closing Date. A second term loan of $5.0 million was funded at the Company’s request on July 23, 2015. The first and second term loans had annual interest rates of 7.95% and 8.01%, respectively. The repayment schedule provided for interest-only payments in arrears until November 2015, followed by consecutive equal monthly payments of principal and interest in arrears through the original maturity date, which was October 1, 2018 (the “Maturity Date”).

On the Closing Date, the Company issued warrants to purchase up to an aggregate of 19,380 shares of common stock at an exercise price of $12.90 per share to the Lenders. On July 23, 2015, in connection with the funding of the second term loan, the Company issued additional warrants to purchase up to an aggregate of 15,244 shares of common stock at an exercise price of $16.40 per share to the Lenders. The warrants were exercisable upon issuance and expire ten years from their dates of issuance. The warrants were classified in equity since they do not include provisions that would require the Company to repurchase its shares or cash settle, among other factors that would require liability classification. The fair value of the warrants at issuance of approximately $0.1 million was initially recorded as a discount to the principal balance and was being amortized over the life of the Credit Facility using the effective interest method. As a result of the prepayment of the Credit Facility in March 2017, the remaining discount was also written off.
On March 8, 2017, pursuant to the Ferring Asset Purchase Agreement, the Company repaid to the Lenders all amounts due and owed in full under the Credit Facility. Per the Credit Facility, the Company was subject to a prepayment fee of up to 3% since prepaying the outstanding balance of the term loans in full prior to the Maturity Date. Upon repayment of each term loan, the Company was also required to make a final payment to the Lenders equal to 6% of the original principal amount of each term loan. This final payment had been partially accreted over the life of the Credit Facility using the effective interest method. The final payment included the outstanding balance of the term loans in full as well as (i) a prepayment fee of approximately 2%, or $0.1 million, (ii) a final payment equal to 6% of the original principal amount of each term loan, or $0.6 million, and (iii) per diem interest of approximately $0.05 million, for a total payment of $6.6 million.
The Company’s notes payable balance as of December 31, 2017 was zero as the balance had been paid in full. As of December 31, 2016 the notes payable balance consisted of the following (in thousands):

December 31, 2016
Notes payable, principal	$6,392
Add: accretion of final payment fee	378
Less: unamortized debt discount	(120)
Total notes payable	6,650
Pursuant to the terms of the Credit Facility, the Lenders had a senior-secured lien on all of the Company’s current and future assets, other than its intellectual property. The Lenders had the right to declare the term loans immediately due and payable in an event of default under the Credit Facility, which included, among other things, a material adverse change in the Company’s business, operations, or financial condition or a material impairment in the prospect of repayment of the term loan. As of December 31, 2016, the Company was in compliance with all covenants under the Credit Facility and had not received any notification or indication from the Lenders of an intent to declare the loan due prior to maturity. However, due to the Company’s cash flow position and the substantial doubt about its being able to continue as a going concern at the time, the entire principal amount of the Credit Facility was presented in short-term liabilities as of December 31, 2016.
The Company recognized interest expense related to the Credit Facility of $0.1 million and $1.0 million during the years ended December 31, 2017 and 2016, respectively. Although the extinguishment of the debt was a closing condition of the Ferring Asset Purchase Agreement, since the Credit Facility was related to corporate debt, the loss on extinguishment and related interest expense is presented on the consolidated statements of operations as continuing operations.